Exhibit 10.18

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

CBA Form MT- LS
Multi-Tenant Lease Agreement
Rev. 1/03
Page 1 of 21

LEASE AGREEMENT

(Multi-Tenant Form)

CBA Text Disclaimer: Text deleted by licensee indicated by strike.

New text inserted by licensee indicated by small capital letters.

THIS LEASE AGREEMENT (the “Lease”) is entered into this                      day of November, 2005 Between Mastro Willows II, LLC (“Landlord”), and SAFLINK Corporation (“Tenant”).

Landlord and Tenant agree as follows:

1.	LEASE SUMMARY.

a. Leased Premises. The leased commercial real estate (the “Premises”) consist of an agreed area of 19,456 rentable square feet and are outlined on the floor plan attached as Exhibit A, located on the land legally described on attached Exhibit B, and is commonly known as Willows 124B, 12413 Willows Road NE, Suite 300, Kirkland, WA 98034 (suite number and address). The Premises do not include, and Landlord reserves, the exterior walls and roof of the Premises, the land beneath the Premises, the pipes and ducts, conduits, wires, fixtures, and equipment above the suspended ceiling or structural elements of the building in which the Premises are located (the “Building”). The Building, the land upon which it is situated, all other improvements located on such land, and all common areas appurtenant to the Building are referred to as the “Property.”

b. Lease Commencement Date. The Lease shall commence on May 1, 2006, or such earlier or later date as provided in Section 3 (the “Commencement Date”).

c. Lease Termination Date. The Lease shall terminate at midnight on, August 31, 2011 or such earlier or later date as provided in Section 3 (the “Termination Date”).

d. Base Rent. The base monthly rent shall be (check one): ☐$            , or ☒ according to the Rent Rider attached hereto. Rent shall be payable at Landlord’s address shown in Section 1(h) below, or such other place designated in writing by Landlord.

e. Prepaid Rent. Upon execution of this Lease, Tenant shall deliver to Landlord the sum of $19,861.33 as prepaid BASE rent, to be applied to the Rent due for the Fifth (5th) month(s) of the Lease.

f. Security Deposit. The amount of the security deposit is $ 148,352.00 due as follows: In three (3) equal payments of $49,450.67 due upon execution, $49,450.67 on or before January 1, 2006 and $49,450.67 on or before March 1, 2006.

g. Permitted Use. The Premises shall be used only for general office purposes and for no other purpose without the prior written consent of Landlord.

h. Notice and Payment Addresses: Landlord: Mastro Willows II, LLC, 510 Rainier Avenue S, Seattle, WA 98144 Fax No.: 206-323-6980 Tenant: Before Lease Commencement: SAFLINK Corporation 777 108th Ave NE, Ste 2100, Bellevue, WA 98004, Phone: 425-278-1299, Emergency: 425-766-7636, After Lease Commencement: 12413 Willows Road NE, Ste 300, Kirkland, WA 98034, Emergency: 425-766-7636 Fax No.: 425-278-1299

i. Tenant’s Pro Rata Share. Landlord and Tenant agree that Tenant’s Pro Rata Share is 33.33%, based on the ratio of the agreed rentable area of the Premises to the agreed rentable area of the Building (58,368 RENTABLE SQUARE FEET) and all other buildings on the Property as of the date of this Lease.

2.	PREMISES. Landlord leases to Tenant, and Tenant leases from Landlord the Premises upon the terms specified in this Lease.

3.	TERM.

a. Commencement Date. The Lease shall commence on MAY 1, 2006. IN NO EVENT SHALL THE

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 2 of 21

COMMENCEMENT DATE BE LATER THAN MAY 1, 2006, SUBJECT TO EARLY OCCUPANCY ADDRESSED IN LEASE ADDENDUM. TENANT MAY ELECT AN EARLIER COMMENCEMENT DATE. ~~the date specified in Section 1(b), or on such earlier or later date as may be specified by written notice delivered by Landlord to Tenant advising Tenant that the Premises are ready for possession and specifying the Commencement Date, which shall not be less than ______ days (30 if not filled in) following the date of such notice. If Tenant occupies the Premises before the Commencement Date specified in Section 1(b), then the Commencement Date shall be the date of occupancy. If Landlord acts diligently to make the Premises available to Tenant, neither Landlord nor any agent or employee of Landlord shall be liable for any damage or loss due to Landlord’s inability or failure to deliver possession of the Premises to Tenant as provided in this Lease. The Termination Date shall be modified upon any change in the Commencement Date so that the length of the Lease term is not changed. If Landlord does not deliver possession of the Premises to Tenant within days ______ (60 if not filled in) after the date specified in Section 1(b), Tenant may elect to cancel this Lease by giving written notice to Landlord within 10 days after such time period ends. If Tenant gives such notice, the Lease shall be cancelled, all prepaid rent and security deposits shall be refunded to tenant, and neither Landlord nor Tenant shall have any further obligations to the other.~~ The first “Lease Year” shall commence on the Commencement Date and shall end on the date which is twelve (12) months from the end of the month in which the Commencement Date occurs. Each successive Lease Year during the initial term and any extension terms shall be twelve (12) months, commencing on the first day following the end of the preceding Lease Year, except that the last Lease Year shall end on the Termination Date.

b. Tenant Obligations. To the extent Tenant’s tenant improvements are not completed in time for the Tenant to occupy or take possession of the Premises on the Commencement Date due to the failure of Tenant to fulfill any of its obligations under this Lease, the Lease shall nevertheless commence on the Commencement Date.

Except as specified elsewhere in this Lease, Landlord makes no representations or warranties to Tenant regarding the Premises, including the structural condition of the Premises and the condition of all mechanical, electrical, and other systems on the Premises. Except for any tenant improvements described on attached Exhibit C to be completed by Landlord (defined therein as “Landlord’s Work”), Tenant shall be responsible for performing any work necessary to bring the Premises into condition satisfactory to Tenant. By signing this Lease, Tenant acknowledges that it has had adequate opportunity to investigate the Premises, acknowledges responsibility for making any corrections, alterations and repairs to the Premises (other than the Landlord’s Work), and acknowledges that the time needed to complete any such items shall not delay the Commencement Date.

Attached Exhibit C sets forth all Landlord’s Work, if any, and all tenant improvements to be completed by Tenant (“Tenant’s Work”), which is to be performed on the Premises. Responsibilities for design, payment and performance of all such work shall be as set forth on attached Exhibit C. If Tenant fails to notify Landlord of any defects in the Landlord’s Work within ten (10) days of delivery of possession to Tenant, Tenant shall be deemed to have accepted the Premises in their then condition. If Tenant discovers any major defects in the Landlord’s Work during this 10-day period that would prevent Tenant from using the Premises for its intended purpose, Tenant shall so notify Landlord in writing and the Commencement Date shall be delayed until after Landlord has corrected the major defects and Tenant has had five (5) days to inspect and approve the Premises after Landlord’s correction of such defects. The Commencement Date shall not be delayed if Tenant’s inspection reveals minor defects in the Landlord’s Work that will not prevent Tenant from using the Premises for their intended purpose. Tenant shall prepare a punch list of all minor defects and provide the punch list to Landlord. Landlord shall promptly correct all punch list items.

4.

RENT. Tenant shall pay Landlord without demand, deduction or offset, in lawful money of the United States, the monthly rental stated in Section 1(d) in advance on or before the first day of each month during the Lease Term beginning on (check one): ☒ the Commencement Date, or ☐ ______ (specify, but if no date specified, then on the Commencement Date), and any other additional

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 3 of 21

payments due to Landlord, including Operating Costs (collectively the “Rent”) when required under this Lease. Payments for any partial month at the beginning or end of the Lease term shall be prorated.

If any sums payable by Tenant to Landlord under this Lease are not received by the fifth (5th) day of each month, Tenant shall pay Landlord in addition to the amount due, for the cost of collecting and handling such late payment, an amount equal to the greater of $100 or five percent (5%) of the delinquent amount; PROVIDED, HOWEVER IF TENANT CAN: (I) SUBSTANTIATE ITS FULL PAYMENT WAS TIMELY TENDERED (THOUGH RECEIVED LATE BY LANDLORD), AND (II) DELIVER A REPLACEMENT PAYMENT NO LATER THAN ONE (1) BUSINESS DAY FOLLOWING LANDLORD’S NOTIFICATION OF RECEIPT OF LATE PAYMENT, THE LATE FEE WILL BE LIMITED TO $100.00. In addition, all delinquent sums payable by Tenant to Landlord and not paid within five days of the due date shall, at Landlord’s option, bear interest at the rate of twelve percent (12%) per annum, or the highest rate of interest allowable by law, whichever is less. Interest on all delinquent amounts shall be calculated from the original due date to the date of payment.

Landlord’s acceptance of less than the full amount of any payment due from Tenant shall not be deemed an accord and satisfaction or compromise of such payment unless Landlord specifically consents in writing to payment of such lesser sum as an accord and satisfaction or compromise of the amount which Landlord claims.

5.	SECURITY DEPOSIT. ~~Upon execution of this Lease,~~ Tenant shall deliver to Landlord the security deposit specified in Section 1(f) above. Landlord may commingle the security deposit with its other funds. If Tenant breaches any covenant or condition of this Lease, including but not limited to the payment of Rent AND HAS BEEN UNRESPONSIVE TO WRITTEN NOTIFICATION, Landlord may apply all or any part of the security deposit to the payment of any sum in default and any damage suffered by Landlord as a result of Tenant’s breach. In such event, Tenant shall, within five (5) days after written demand therefor by Landlord, deposit with Landlord the amount so applied. Any payment to Landlord from the security deposit shall not be construed as a payment of liquidated damages for any default. If Tenant complies with all of the covenants and conditions of this Lease throughout the Lease term, the security deposit shall be repaid to Tenant without interest within 30 days after the vacation of the Premises by Tenant.

6.	USES. The Premises shall be used only for the use(s) specified in Section 1(g) above (the “Permitted Use”), and for no other business or purpose without the prior written consent of Landlord. No act shall be done on or around the Premises that is unlawful or that will increase the existing rate of insurance on the Premises or the Building, or cause the cancellation of any insurance on the Premises or the Building. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance. Tenant shall not do or permit anything to be done in the Premises or on the Property which will obstruct or interfere with the rights of other tenants or occupants of the Property, or their customers, clients and visitors, or to injure or annoy such persons.

7.	COMPLIANCE WITH LAWS. Tenant shall not cause or permit the Premises to be used in any way which violates any law, ordinance, or governmental regulation or order. Landlord represents to Tenant, to the best of Landlord’s knowledge, that with the exception of any Tenant’s Work, as of the Commencement Date, the Premises comply with all applicable laws, rules, regulations, or orders, including without limitation, the Americans With Disabilities Act, if applicable, and Landlord shall be responsible to promptly cure any noncompliance which existed on the Commencement Date. Tenant shall be responsible for complying with all laws applicable to the Premises as a result of Tenant’s particular use, such as modifications required by the Americans With Disabilities Act as a result of Tenant opening the Premises to the public as a place of public accommodation. If the enactment or enforcement of any law, ordinance, regulation or code during the Lease term requires any changes to the Premises during the Lease term, the Tenant shall perform all such changes at its expense if the changes are required due to the nature of Tenant’s activities at the Premises, or to alterations that Tenant seeks to make to the Premises; otherwise, Landlord shall perform all such changes at its expense.

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 4 of 21

8.	OPERATING COSTS.

a. Definition. As used herein, “Operating Costs” shall mean all costs of operating, maintaining and repairing the Premises, the Building, and the Property, determined in accordance with generally accepted accounting principles, and including without limitation the following: all taxes and assessments (including, but not limited to, real and personal property taxes and assessments, local improvement district assessments and other special purpose assessments, and taxes on rent or gross receipts); insurance premiums paid by Landlord and (to the extent used) deductibles (UP TO $10,000 PER OCCASION); water, sewer and all other utility charges (other than utilities separately metered and paid directly by Tenant or other tenants); janitorial and all other cleaning services; refuse and trash removal; refurbishing and repainting COMMON AREAS; carpet replacement IN COMMON AREAS; air conditioning, heating, ventilation and elevator service; pest control; lighting systems, fire detection and security services; landscape maintenance; management (TO BE CAPPED AT 4.0%) (fees and/or personnel costs); parking lot, road, sidewalk and driveway patching, resurfacing and maintenance; snow and ice removal; amortization (in accordance with generally accepted accounting principles) of capital improvements as Landlord may in the future install to comply with governmental regulations and rules or undertaken in good faith with a reasonable expectation of reducing operating costs (the useful life of which shall be a reasonable period of time as determined by Landlord); and costs of legal services (except those incurred directly relating to a particular occupant of the Building); accounting services, labor, supplies, materials and tools. Landlord and Tenant agree that if the Building is not ninety percent (90%) occupied during any calendar year, on a monthly average, then the Operating Costs shall be increased to reflect the Operating Costs of the Building as though it were ninety percent (90%) occupied and Tenant’s Pro Rata Share of Operating Costs shall be based upon Operating Costs as so adjusted. Operating Costs shall not include: Landlord’s income tax or general corporate overhead, depreciation on the Building or equipment therein; loan payments; real estate broker’s commissions; capital improvements to or major repairs of the Building shell (i.e., the Building structure, exterior walls and roof) not described in this paragraph; or any costs regarding the operation, maintenance and repair of the Premises, the Building, or the Property paid directly by Tenant or other tenants in the Building. ~~If Tenant is renting a pad separate from any other structures on the Property for which Landlord separately furnishes the services described in this paragraph, then the term “Operating Costs” shall not include those costs of operating, repairing, and maintaining the enclosed mall which can be separately allocated to the tenants of the other structures.~~ Operating Costs which can not be separately allocated to the tenants of other structures may include but are not limited to: insurance premiums; taxes and assessments; management (fees and/or personnel costs); exterior lighting; parking lot, road, sidewalk and driveway patching, resurfacing and maintenance; snow and ice removal; and costs of legal services and accounting services. AT THE TIME OF LEASE EXECUTION, BUILDING IS 86% LEASED.

b. Type of Payment: Options one and two below address the manner in which Operating Costs are paid under this Lease. To select the pure triple net option, check option 1. To select the base year option, check option 2.

☒  OPTION ONE: TRIPLE NET. As additional Rent, Tenant shall pay to Landlord on the first of each month with payment of Tenant’s base Rent one-twelfth of Tenant’s Pro Rata Share of Operating Costs.

☐  OPTION TWO: BASE YEAR. The base Rent paid by Tenant under this Lease includes Tenant’s Pro Rata Share of Operating Costs for the calendar year in which the Commencement Date occurs (the “Base Year”). As additional Rent, Tenant shall pay to Landlord on the first day of each month commencing on the first day of the first year after the Commencement Date, with Tenant’s payment of base Rent, one-twelfth of the amount, if any, by which Tenant’s Pro Rata Share of Operating Costs exceeds Tenant’s annualized Pro Rata Share of Operating Costs for the Base Year.

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 5 of 21

c. Method of Payment. Tenant shall pay to Landlord Operating Costs as provided above pursuant to the following procedure:

(i) Landlord shall provide to Tenant, at or before the Commencement Date, a good faith estimate of annual Operating Costs for the calendar year in which the Commencement Date occurs. Landlord shall also provide to Tenant, as soon as possible following the first day of each succeeding calendar year, a good faith estimate of Tenant’s annual Pro Rata Share of Operating Costs for the then-current year;

(ii) Each estimate of Tenant’s annual Pro Rata Share of Operating Costs determined by Landlord as described above, shall be divided into twelve (12) equal monthly installments. If Tenant pays Operating Costs under Option One, Tenant shall pay to Landlord such monthly installment of Operating Costs with each monthly payment of base Rent. If Tenant pays Operating Costs under Option Two, Tenant shall pay to Landlord with each monthly payment of base Rent the amount, if any, by which such monthly installments of Operating Costs exceed one twelfth of Tenant’s annualized Pro Rate Share of Operating Costs for the Base Year. In the event the estimated amount of Tenant’s Pro Rata Share of Operating Costs has not yet been determined for any calendar year, Tenant shall pay the monthly installment in the estimated amount determined for the preceding calendar year until the estimate for the current calendar year has been provided to Tenant. At such time as the estimate for the current calendar year is received, Tenant shall then pay any shortfall or receive a credit for any surplus for the preceding months of the current calendar year and shall, thereafter, make the monthly installment payment in accordance with the current estimate; and

(iii) As soon as reasonably possible following the end of each calendar year of the Lease term, Landlord shall determine and provide to Tenant a statement (the “Operating Costs Statement”) setting forth the amount of Operating Costs actually incurred and the amount of Tenant’s Pro Rata Share of Operating Costs actually payable by Tenant with respect to such calendar year. In the event the amount of Tenant’s Pro Rata Share of Operating Costs exceeds the sum of the monthly installments actually paid by Tenant for such calendar year, Tenant shall pay to Landlord the difference within thirty (30) days following receipt of the Operating Costs Statement. In the event the sum of such installments exceeds the amount of Tenant’s Pro Rata Share of Operating Costs actually due and owing, the difference shall be applied as a credit to Tenant’s future Pro Rata Share of Operating Costs payable by Tenant pursuant to this Section.

9.	UTILITIES AND SERVICES. Landlord shall provide the Premises the following services, the cost of which shall be included in the Operating Costs: water, ~~and electricity~~, HEATING, VENTILATION AND AIR CONDITIONING for the Premises seven (7) days per week, twenty-four (24) hours per day, ~~and heating, ventilation and air conditioning from 7:00 a.m. to 6:00 p.m. Monday through Friday, and 9:00 a.m. to 1:00 p.m. on Saturday and n/a a.m. to n/a p.m. on Sunday,~~ and shall provide janitorial service to the Premises and Building five (5) nights each week, exclusive of holidays. IN THE EVENT TENANT’S USE OF ~~H~~Heating, ventilation and air conditioning services ~~will also be provided by Landlord to the Premises during additional hours on reasonable notice to Landlord, at Tenant’s sole cost and expense, at an hourly rate reasonably established by Landlord from time to time and payable by Tenant, as billed, as additional Rent~~ EXCEEDS NORMAL STANDARDS BASED ON HISTORICAL AVERAGES, LANDLORD SHALL BILL TENANT ACCORDINGLY FOR OVERAGE, WITHIN FIFTEEN (15) DAYS OF THE LAST DAY OF THE MONTH OVERAGES OCCURRED IN.

Tenant shall furnish and pay, at Tenant’s sole expense, all other utilities (including, but not limited to, telephone and cable service if available) and other services which Tenant requires with respect to the Premises, except those to be provided by Landlord as described above. Notwithstanding the foregoing, if Tenant’s use of the Premises incurs utility service charges which are above ordinary usage, Landlord reserves the right to require Tenant to pay a reasonable additional charge for such usage. LANDLORD SHALL BILL TENANT ACCORDINGLY FOR USAGE WITHIN FIFTEEN (15) DAYS OF THE END OF THE MONTH THE EXCESS USAGE OCCURRED IN. For example, where Tenant installs and uses a number of electronic devices which is greater than normal, the increased usage may result in higher electrical charges and increased charges for cooling since overheating of rooms may result.

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 6 of 21

10.	TAXES. Tenant shall pay all taxes, assessments, liens and license fees (“Taxes”) levied, assessed or imposed by any authority having the direct or indirect power to tax or assess any such liens, by reason of Tenant’s use of the Premises, and all Taxes on Tenant’s personal property located on the Premises. Landlord shall pay all Taxes with respect to the Building and the Project, including any Taxes resulting from a reassessment of the Building or the ~~Project~~ PROPERTY due to a change of ownership or otherwise, which shall be included in Operating Costs.

11.	COMMON AREAS.

a. Definition. The term “Common Areas” means all areas, facilities and building systems that are provided and designated from time to time by Landlord for the general non-exclusive use and convenience of Tenant with other tenants and which are not leased or held for the exclusive use of a particular tenant. Common Areas may, but do not necessarily include, hallways, entryways, stairs, elevators, driveways, walkways, terraces, docks, loading areas, restrooms, trash facilities, parking areas and garages, roadways, pedestrian sidewalks, landscaped areas, security areas, lobby or mall areas, common heating, ventilating and air conditioning systems, common electrical service, equipment and facilities, and common mechanical systems, equipment and facilities. Tenant shall comply with reasonable rules and regulations THAT LANDLORD MAY DESIGNATE FROM TIME TO TIME concerning the use of the common areas adopted by Landlord from time to time. Without advance notice to Tenant and BUT without any liability to Tenant, Landlord may change the size, use, or nature of any common areas, erect improvements on the Common Areas or convert any portion of the Common Areas to the exclusive use of Landlord or selected tenants, so long as Tenant is not thereby deprived of the substantial benefit of the Premises. Landlord reserves the use of exterior walls and the roof, and the right to install, maintain, use, repair and replace pipes, ducts, conduits, and wires leading through the Premises in areas which will not materially interfere with Tenant’s use thereof.

b. Use of the Common Areas. Tenant shall have the non-exclusive right in common with such other tenants to whom Landlord has granted or may grant such rights to use the Common Areas. Tenant shall abide by rules and regulations adopted by Landlord from time to time and shall use its best efforts to cause its employees, contractors, and invitees to comply with those rules and regulations, and not interfere with the use of Common Areas by others.

c. Maintenance of Common Areas. Landlord shall maintain the Common Areas in good order, condition and repair. This maintenance cost shall be an Operating Cost chargeable to Tenant pursuant to Section 8.

12.	ALTERATIONS. Tenant may make alterations, additions or improvements to the Premises, including any Tenant’s Work identified on attached Exhibit C (“Alterations”), with the prior written consent of Landlord. The term “Alterations” shall not include the installation of shelves, movable partitions, Tenant’s equipment, and trade fixtures which may be performed without damaging existing improvements or the structural integrity of the Premises, and Landlord’s consent shall not be required for Tenant’s installation of those items. Tenant shall complete all Alterations at Tenant’s expense in compliance with all applicable laws and in accordance with plans and specifications approved by Landlord, using contractors approved by Landlord, and in a manner so as to not unreasonably interfere with other tenants. Landlord shall be deemed the owner of all Alterations except for those which Landlord requires to be removed at the end of the Lease term. Tenant shall remove all Alterations at the end of the Lease term unless Landlord conditioned its consent upon Tenant leaving a specified Alteration at the Premises, in which case Tenant shall not remove such Alteration. Tenant shall immediately repair any damage to the Premises caused by removal of Alterations. IN NO EVENT SHALL TENANT BE REQUIRED TO REMOVE ALTERATIONS THAT HAVE BEEN CONSENTED TO BY LANDLORD EXCEPT IN THE CASE WHERE LANDLORD NOTIFIES TENANT, AT THE SAME TIME AS CONSENT IS PROVIDED, THAT THE ALTERATIONS OR A PART OF THE ALTERATIONS MUST BE REMOVED.

13.

REPAIRS AND MAINTENANCE. Tenant shall, at its sole expense, maintain the Premises in good condition and promptly make all non-structural repairs and replacements necessary to keep the Premises safe and in good condition, including all utilities and other systems serving the Premises.

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 7 of 21

Landlord shall maintain and repair the Building structure, foundation, exterior walls, and roof, and the Common Areas, the cost of which shall be included as an Operating Cost. Tenant shall not damage any demising wall or disturb the structural integrity of the Premises and shall promptly repair any damage or injury done to any such demising walls or structural elements caused by Tenant or its employees, agents, contractors, or invitees. If Tenant fails to maintain or repair the Premises, Landlord may enter the Premises and perform such repair or maintenance on behalf of Tenant. In such case, Tenant shall be obligated to pay to Landlord immediately upon receipt of demand for payment, CONSISTING OF LANDLORD NOTIFYING TENANT IN WRITING AND GIVING TENANT FIFTEEN (15) DAYS TO CORRECT THE ISSUE OR SCHEDULE NECESSARY REPAIRS, as additional Rent, all costs incurred by Landlord. Notwithstanding anything in this Section to the contrary, Tenant shall not be responsible for any repairs to the Premises made necessary by the negligence or willful misconduct of Landlord or its agents, employees, contractors or invitees therein.

Upon expiration of the Lease term, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises, together with all keys, to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable wear and tear and insured casualty excepted.

14.	ACCESS AND RIGHT OF ENTRY. ~~After reasonable notice from Landlord (except in cases of emergency, where no notice is required), Tenant shall permit Landlord and its agents, employees and contractors to enter the Premises at all reasonable times to make repairs, alterations, improvements or inspections. This Section shall not impose any repair or other obligation upon Landlord not expressly stated elsewhere in this Lease. After reasonable notice to Tenant, Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective purchasers or lenders at any time, and to prospective tenants within 180 days prior to the expiration or sooner termination of the Lease term, and for positing “for lease” signs within 180 days prior to the expiration or sooner termination of the Lease term.~~

a.	ROUTINE ACCESS. LANDLORD MAY, DURING ANY REASONABLE TIME OR TIMES, UPON NO LESS THAN TWO (2) BUSINESS DAYS PRIOR WRITTEN NOTICE TO TENANT, AFTER THE COMMENCEMENT DATE, ENTER THE PREMISES FOR THE PURPOSE OF (I) INSPECTING THE SAME; (II) MAKING REPAIRS, REPLACEMENTS OR ALTERATIONS; OR (III) WITHIN ONE HUNDRED TWENTY (120) DAYS OF THE TERMINATION DATE, SHOWING THE PREMISES TO PROSPECTIVE PURCHASERS OR LESSEES. NO SUCH ENTRY BY LANDLORD SHALL CONSTITUTE AN ACTUAL OR CONSTRUCTIVE EVICTION OF TENANT OR GIVE RISE TO ANY LIABILITY TO TENANT. ANY ENTRY BY LANDLORD SHALL: (I) NOT IMPAIR TENANT’S OPERATIONS MORE THAN REASONABLY NECESSARY; AND (II) SHALL COMPLY WITH THE TENANT’S SECURITY MEASURES AND REQUIREMENTS. LANDLORD ACKNOWLEDGES THAT, DUE TO THE NATURE OF TENANT’S BUSINESS, THE PREMISES OR PORTIONS THEREOF MUST BE MAINTAINED AS “HIGH SECURITY” AREAS WITH RESTRICTED ACCESS, SUBJECT TO SEPARATELY MAINTAINED SECURED ACCESS CONTROLLED EXCLUSIVELY BY TENANT. LANDLORD SHALL ONLY BE ALLOWED ACCESS TO SUCH “HIGH SECURITY” AREAS WHEN ACCOMPANIED BY AN AUTHORIZED AND DESIGNATED REPRESENTATIVE OF TENANT. IN SUCH CASES, TENANT SHALL BE ENTITLED TO REQUIRE SUITABLE IDENTIFICATION OF ANY AGENT OR REPRESENTATIVE OF LANDLORD, AND TO RETAIN COPIES THEREOF; AND AN AGENT OR REPRESENTATIVE OF LANDLORD MAY BE DENIED ACCESS IN THE EVENT SATISFACTORY IDENTIFICATION AND CLEARANCE CANNOT BE ESTABLISHED.

b.	EMERGENCY ACCESS. IN THE EVENT OF FIRE, NATURAL DISASTER, OR OTHER IMMINENT EMERGENCY INVOLVING MATERIAL RISK OF INJURY TO PERSONS AND/OR DAMAGE TO PROPERTY, LANDLORD, ITS AUTHORIZED AGENTS AND/OR POLICE, FIREFIGHTER OR MEDICAL PERSONNEL MAY ENTER THE PREMISES IMMEDIATELY; PROVIDED HOWEVER, IN THE EVENT OF LANDLORD’S EMERGENCY ENTRY, LANDLORD: (I) SHALL PROVIDE CONCURRENT NOTIFICATION OF THE ENTRY TO TENANT’S AUTHORIZED CONTACT PERSONNEL, AND (II) SHALL ONLY ENTER TENANT’S DESIGNATED “HIGH SECURITY” AREAS WITH TENANT’S AUTHORIZED ESCORT, AS SET FORTH IN SECTION 14(A), ABOVE.

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 8 of 21

15.	SIGNAGE. Tenant shall obtain Landlord’s written consent before installing any signs upon Premises. Tenant shall install any approved signage at Tenant’s sole expense and in compliance with all applicable laws. Tenant shall not damage or deface the Premises in installing or removing signage and shall repair any injury or damage to the Premises caused by such installation or removal. LANDLORD, AT LANDLORD’S EXPENSE, SHALL REMOVE EXISTING TERABEAM SIGN PRIOR TO LEASE COMMENCEMENT.

16.	DESTRUCTION OR CONDEMNATION.

a. Damage and Repair. If the Premises or the portion of the Property necessary for Tenant’s occupancy are partially damaged but not rendered untenantable, by fire or other insured casualty, then Landlord shall diligently restore the Premises and the portion of the Property necessary for Tenant’s occupancy and this Lease shall not terminate; provided, however, Tenant may terminate the Lease if Landlord is unable to restore the Premises within six (6) months of the casualty event. The Premises or the portion of the Property necessary for Tenant’s occupancy shall not be deemed untenantable if less than twenty-five percent (25%) of each of those areas are damaged. Notwithstanding the foregoing, Landlord shall have no obligation to restore the Premises or the portion of the Property necessary for Tenant’s occupancy if insurance proceeds are not available to pay the entire cost of such restoration. If insurance proceeds are available to Landlord but are not sufficient to pay the entire cost of restoration, then Landlord may elect to terminate this Lease and keep the insurance proceeds, by notifying Tenant within sixty (60) days of the date of such casualty.

If the Premises, the portion of the Property necessary for Tenant’s occupancy, or 50% or more of the rentable area of the Property are entirely destroyed, or partially damaged and rendered untenantable, by fire or other casualty, Landlord may, at its option: (a) terminate this Lease as provided herein, or (b) restore the Premises and the portion of the Property necessary for Tenant’s occupancy to their previous condition; provided, however, if such casualty event occurs during the last 6 months of the Lease term (after considering any option to extend the term timely exercised by Tenant) then either Tenant or Landlord may elect to terminate the Lease. If, within 60 days after receipt by Landlord from Tenant of written notice that Tenant deems the Premises or the portion of the Property necessary for Tenant’s occupancy untenantable, Landlord fails to notify Tenant of its election to restore those areas, or if Landlord is unable to restore those areas within six (6) months of the date of the casualty event, then Tenant may elect to terminate the Lease.

If Landlord restores the Premises or the Property under this Section 16(a), Landlord shall proceed with reasonable diligence to complete the work, and the base Rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole Premises, provided that there shall be a rent abatement only if the damage or destruction of the Premises or the Property did not result from, or was not contributed to directly or indirectly by the act, fault or neglect of Tenant, or Tenant’s officers, contractors, licensees, subtenants, agents, servants, employees, guests, invitees or visitors. Provided, Landlord complies with its obligations under this Section, no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance directly, incidentally or consequentially arising from any repair or restoration of any portion of the Premises or the Property. Landlord will not carry insurance of any kind for the protection of Tenant or any improvements paid for by Tenant EXCLUDING THOSE IMPROVEMENTS MADE BY TENANT USING TENANT IMPROVEMENT ALLOWANCE, or as provided in Exhibit C or on Tenant’s furniture or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease, and Landlord shall not be obligated to repair any damage thereto or replace the same unless the damage is caused by Landlord’s negligence or willful misconduct.

b. Condemnation. If the Premises, the portion of the Property necessary for Tenant’s occupancy, or 50% or more of the rentable area of the Property are made untenantable by eminent domain, or conveyed under a threat of condemnation, this Lease shall terminate at the option of either Landlord or Tenant as of the earlier of the date title vests in the condemning authority or the condemning authority first has possession of the Premises or the portion of the Property and all Rents and other payments shall be paid to that date. In case of taking of a part of the Premises or the portion of the Property necessary for Tenant’s occupancy that does not render those areas untenantable, then this

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 9 of 21

Lease shall continue in full force and effect and the base Rent shall be equitably reduced based on the proportion by which the floor area of any structures is reduced, such reduction in Rent to be effective as of the earlier of the date the condemning authority first has possession of such portion or title vests in the condemning authority. The Premises or the portion of the Property necessary for Tenant’s occupancy shall not be deemed untenantable if less than twenty-five percent (25%) of each of those areas are condemned. Landlord shall be entitled to the entire award from the condemning authority attributable to the value of the Premises or the Property and Tenant shall make no claim for the value of its leasehold. Tenant shall be permitted to make a separate claim against the condemning authority for moving expenses or damages resulting from interruption in its business, provided that in no event shall Tenant’s claim reduce Landlord’s award.

17.	INSURANCE.

a. Liability Insurance. During the Lease term, Tenant shall pay for and maintain commercial general liability insurance with broad form property damage and contractual liability endorsements. This policy shall name Landlord as an additional insured, and shall insure Tenant’s activities and those of Tenant’s employees, officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors with respect to the Premises against loss, damage or liability for personal injury or death or loss or damage to property with a combined single limit of not less than $1,000,000, and a deductible of not more than $5,000. The insurance will be non-contributory with any liability insurance carried by Landlord.

b. Tenants Insurance. During the Lease term, Tenant shall pay for and maintain replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, ~~sprinkler leakage and earthquake~~ endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Tenant’s personal property, fixtures, equipment and tenant improvements.

c. Miscellaneous. Insurance required under this Section shall be with companies rated A-V or better in Best’s Insurance Guide, and which are authorized to transact business in the State of Washington. No insurance policy shall be cancelled or reduced in coverage and each such policy shall provide that it is not subject to cancellation or a reduction in coverage except after thirty (30) days’ prior written notice to Landlord. Tenant shall deliver to Landlord upon commencement of the Lease and from time to time thereafter, copies of the insurance policies or certificates of insurance and copies of endorsements required by this Section. In no event shall the limit of such policies be considered as limiting the liability of Tenant under this Lease.

d. Landlord Insurance. Landlord shall carry special form extended coverage fire insurance of the building shell and core in the amount of their full replacement value, and such other insurance of such types and amounts as Landlord, in its discretion, shall deem reasonably appropriate. The cost of any such insurance may be included in the Operating Costs by a “blanket policy” insuring other parties and/or locations in addition to the Building, in which case the portion of the premiums therefor allocable to the Building and ~~Project~~ PROPERTY shall be included in the Operating Costs. In addition to the foregoing, in the event Tenant fails to provide or keep in force any of the insurance as required above, Landlord, in its discretion, may provide such insurance, in which event, the cost thereof shall be payable by Tenant to Landlord as additional rent on the first day of the calendar month immediately following demand therefor from Landlord.

e. Waiver of Subrogation. Landlord and Tenant hereby release each other and any other tenant, their agents or employees, from responsibility for, and waive their entire claim of recovery for any loss or damage arising from any cause covered by insurance required to be carried by each of them. Each party shall provide notice to the insurance carrier or carriers of this mutual waiver of subrogation, and shall cause its respective insurance carriers to waive all rights of subrogation against the other. This waiver shall not apply to the extent of the deductible amounts IDENTIFIED IN SECTION 8, to any such policies or to the extent of liabilities exceeding the limits of such policies.

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 10 of 21

18.	INDEMNIFICATION. Tenant shall defend, indemnify, and hold Landlord harmless against all liabilities, damages, costs, and expenses, including attorneys’ fees, for personal injury, bodily injury (including death) or property damage arising from any negligent or wrongful act or omission of Tenant or Tenant’s officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors on or around the Premises, or arising from any breach of this Lease by Tenant. Tenant shall use legal counsel acceptable to Landlord in defense of any action within Tenant’s defense obligation. Landlord shall defend, indemnify and hold Tenant harmless against all liabilities, damages, costs, and expenses, including attorneys’ fees for personal injury, bodily injury (including death) or property damage arising from any negligent or wrongful act or omission of Landlord or Landlord’s officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors on or around the Premises, or arising from any breach of this Lease by Landlord. Landlord shall use legal counsel acceptable to Tenant in defense of any action within Landlord’s defense obligation. The provisions of this Section 18 shall survive expiration or termination of this Lease.

19.	ASSIGNMENT AND SUBLETTING. Tenant shall not assign, sublet, mortgage, encumber or otherwise transfer any interest in this Lease (collectively referred to as a “Transfer”) or any part of the Premises, without first obtaining Landlord’s written consent, which shall not be unreasonably withheld or delayed. No Transfer shall relieve Tenant of any liability under this Lease notwithstanding Landlord’s consent to such Transfer. Consent to any Transfer shall not operate as a waiver of the necessity for Landlord’s consent to any subsequent Transfer.

If Tenant is a partnership, limited liability company, corporation, or other entity, any transfer of this Lease by merger, consolidation, redemption or liquidation, or any change(s) in the ownership of, or power to vote, which singularly or collectively represents a majority of the beneficial interest in Tenant, shall constitute a Transfer under this Section.

As a condition to Landlord’s approval, if given, any potential assignee or sublessee otherwise approved by Landlord shall assume all obligations of Tenant under this Lease and shall be jointly and severally liable with Tenant and any guarantor, if required, for the payment of Rent and performance of all terms of this Lease. In connection with any Transfer, Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.

20.	LIENS. Tenant shall keep the Premises free from any liens created by or through Tenant. Tenant shall indemnify and hold Landlord harmless from liability for any such liens including, without limitation, liens arising from any Alterations. If a lien is filed against the Premises by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord, at Tenant’s expense, immediately furnish to Landlord a bond in form and amount and issued by a surety satisfactory to Landlord, indemnifying Landlord and the Premises against all liabilities, costs and expenses, including attorneys’ fees, which Landlord could reasonably incur as a result of such lien(s).

21.	DEFAULT. The following occurrences shall each be deemed an Event of Default by Tenant:

a. Failure To Pay. Tenant fails to pay any sum, including Rent, due under this Lease following five (5) days written notice from Landlord of the failure to pay.

b. Vacation/Abandonment. Tenant vacates the Premises (defined as an absence for at least 15 consecutive days without prior notice to Landlord), or Tenant abandons the Premises (defined as an absence of five (5) days or more while Tenant is in breach of some other term of this Lease). Tenant’s vacation or abandonment of the Premises shall not be subject to any notice or right to cure.

c. Insolvency. Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or a receiver, assignee or other liquidating officer is appointed for Tenant’s business, provided that in the event of any involuntary bankruptcy or other insolvency proceeding, the existence of such proceeding shall constitute an Event of Default only if such proceeding is not dismissed or vacated within 60 days after its institution or commencement.

d. Levy or Execution. Tenant’s interest in this Lease or the Premises, or any part thereof, is taken by execution or other process of law directed against Tenant, or is taken upon or subjected to any attachment by any creditor of Tenant, if such attachment is not discharged within 15 days after being levied.

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 11 of 21

e. Other Non-Monetary Defaults. Tenant breaches any agreement, term or covenant of this Lease other than one requiring the payment of money and not otherwise enumerated in this Section, and the breach continues for a period of 30 days after notice by Landlord to Tenant of the breach.

f. Failure to Take Possession. Tenant fails to take possession of the Premises ~~on the Commencement Date~~ WITHIN 30 DAYS AFTER THE COMMENCEMENT DATE.

22.	REMEDIES.

Landlord shall have the following remedies upon an Event of Default. Landlord’s rights and remedies under this Lease shall be cumulative, and none shall exclude any other right or remedy allowed by law.

a. Termination of Lease. Landlord may terminate Tenant’s interest under the Lease, but no act by Landlord other than written notice of termination from Landlord to Tenant shall terminate this Lease. The Lease shall terminate on the date specified in the notice of termination. Upon termination of this Lease, Tenant will remain liable to Landlord for damages in an amount equal to the rent and other sums that would have been owing by Tenant under this Lease for the balance of the Lease term, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to the termination, after deducting all Landlord’s Reletting Expenses (as defined below). Landlord shall be entitled to either collect damages from Tenant monthly on the days on which rent or other amounts would have been payable under the Lease, or alternatively, Landlord may accelerate Tenant’s obligations under the Lease and recover from Tenant: (i) unpaid rent which had been earned at the time of termination; (ii) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of rent loss that Tenant proves could reasonably have been avoided; (iii) the amount by which the unpaid rent for the balance of the term of the Lease after the time of award exceeds the amount of rent loss that Tenant proves could reasonably be avoided (discounting such amount by the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%); and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under the Lease, or which in the ordinary course would be likely to result from the Event of Default, including without limitation Reletting Expenses described in Section 22b.

b. Re-Entry and Reletting. Landlord may continue this Lease in full force and effect, and without demand or notice, re-enter and take possession of the Premises or any part thereof, expel the Tenant from the Premises and anyone claiming through or under the Tenant, and remove the personal property of either. Landlord may relet the Premises, or any part of them, in Landlord’s or Tenant’s name for the account of Tenant, for such period of time and at such other terms and conditions, as Landlord, in its discretion, may determine. Landlord may collect and receive the rents for the Premises. Re-entry or taking possession of the Premises by Landlord under this Section shall not be construed as an election on Landlord’s part to terminate this Lease, unless a written notice of termination is given to Tenant. Landlord reserves the right following any re-entry or reletting, or both, under this Section to exercise its right to terminate the Lease. Tenant will pay Landlord the rent and other sums which would be payable under this Lease if repossession had not occurred, less the net proceeds, if any, after reletting the Premises, after deducting Landlord’s Reletting Expenses. “Reletting Expenses” is defined to include all expenses incurred by Landlord in connection with reletting the Premises, including without limitation, all repossession costs, brokerage commissions, attorneys’ fees, remodeling and repair costs, costs for removing and storing Tenant’s property and equipment, tenant improvements and rent concessions granted by Landlord to any new Tenant, prorated over the life of the new lease.

c. Waiver of Redemption Rights. Tenant, for itself, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, hereby waives and surrenders all rights and privileges which they may have under any present or future law, to redeem the Premises or to have a continuance of this Lease for the Lease term, as it may have been extended.

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 12 of 21

d. Nonpayment of Additional Rent. All costs which Tenant agrees to pay to Landlord pursuant to this Lease shall in the event of nonpayment be treated as if they were payments of Rent, and Landlord shall have all the rights herein provided for in case of nonpayment of Rent.

e. Failure to Remove Property. If Tenant fails to remove any of its property from the Premises at Landlord’s request following an uncured Event of Default, Landlord may, at its option, remove and store the property at Tenant’s expense and risk. If Tenant does not pay the storage cost within five (5) days of Landlord’s request, Landlord may, at its option, have any or all of such property sold at public or private sale (and Landlord may become a purchaser at such sale), in such manner as Landlord deems proper, without notice to Tenant. Landlord shall apply the proceeds of such sale: (i) to the expense of such sale, including reasonable attorneys’ fees actually incurred; (ii) to the payment of the costs or charges for storing such property; (iii) to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and (iv) the balance, if any, to Tenant. Nothing in this Section shall limit Landlord’s right to sell Tenant’s personal property as permitted by law or to foreclose Landlord’s lien for unpaid rent.

23.	MORTGAGE SUBORDINATION AND ATTORNMENT. This Lease shall automatically be subordinate to any mortgage or deed of trust created by Landlord which is now existing or hereafter placed upon the Premises including any advances, interest, modifications, renewals, replacements or extensions (“Landlord’s Mortgage”), provided the holder of any Landlord’s Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any such Landlord’s Mortgage shall elect to continue this Lease in full force and effect. Tenant shall attorn to the holder of any Landlord’s Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any Landlord’s Mortgage provided such person(s) assume the obligations of Landlord under this Lease. Tenant shall promptly and in no event later than fifteen (15) days after request execute, acknowledge and deliver documents which the holder of any Landlord’s Mortgage may reasonably require as further evidence of this subordination and attornment. Notwithstanding the foregoing, Tenant’s obligations under this Section are conditioned on the holder of each Landlord’s Mortgage and each person acquiring the Premises at any sale or other proceeding under any such Landlord’s Mortgage not disturbing Tenant’s occupancy and other rights under this Lease, so long as no uncured Event of Default exists.

24.	NON-WAIVER. Landlord’s waiver of any breach of any term contained in this Lease shall not be deemed to be a waiver of the same term for subsequent acts of Tenant. The acceptance by Landlord of Rent or other amounts due by Tenant hereunder shall not be deemed to be a waiver of any breach by Tenant preceding such acceptance.

25.	HOLDOVER. If Tenant shall, without the written consent of Landlord, hold over after the expiration or termination of the Term, such tenancy shall be deemed to be on a month-to-month basis and may be terminated according to Washington law. During such tenancy, Tenant agrees to pay to Landlord 125% the rate of rental last payable under this Lease, unless a different rate is agreed upon by Landlord. All other terms of the Lease shall remain in effect.

26.	NOTICES. All notices under this Lease shall be in writing and effective (i) when delivered in person, (ii) three (3) days after being sent by registered or certified mail to Landlord or Tenant, as the case may be, at the Notice Addresses set forth in Section 1(h); or (iii) upon confirmed transmission by facsimile to such persons at the facsimile numbers set forth in Section 1(h) or such other addresses/facsimile numbers as may from time to time be designated by such parties in writing.

27.	COSTS AND ATTORNEYS’ FEES. If Tenant or Landlord engage the services of an attorney to collect monies due or to bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or other payments, or possession of the Premises, the losing party shall pay the prevailing party a reasonable sum for attorneys’ fees in such suit, in mediation or arbitration, at trial, on appeal and in any bankruptcy proceeding.

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 13 of 21

28.	ESTOPPEL CERTIFICATES. Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement specifying the following, subject to any modifications necessary to make such statements true and complete: (i) the date the Lease term commenced and the date it expires; (ii) the amount of minimum monthly Rent and the date to which such Rent has been paid; (iii) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way; (iv) that this Lease represents the entire agreement between the parties; (v) that all conditions under this Lease to be performed by Landlord have been satisfied; (vi) that there are no existing claims, defenses or offsets which the Tenant has against the enforcement of this Lease by Landlord; (vii) that no Rent has been paid more than one month in advance; and (viii) that no security has been deposited with Landlord (or, if so, the amount thereof). Any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord’s interest or assignee of any mortgage or new mortgagee of Landlord’s interest in the Premises. If Tenant shall fail to respond within ten (10) BUSINESS days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

29.	TRANSFER OF LANDLORD’S INTEREST. This Lease shall be assignable by Landlord without the consent of Tenant. In the event of any transfer or transfers of Landlord’s interest in the Premises, other than a transfer for security purposes only, upon the assumption of this Lease by the transferee, Landlord shall be automatically relieved of obligations and liabilities accruing from and after the date of such transfer, except for any retained security deposit or prepaid rent, and Tenant shall attorn to the transferee.

30.	RIGHT TO PERFORM. If Tenant shall fail to timely pay any sum or perform any other act on its part to be performed hereunder FOLLOWING WRITTEN NOTIFICATION BY LANDLORD, Landlord may make any such payment or perform any such other act on Tenant’s part to be made or performed as provided in this Lease. Tenant shall, on demand, reimburse Landlord for its expenses incurred in making such payment or performance. Landlord shall (in addition to any other right or remedy of Landlord provided by law) have the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent.

31.	HAZARDOUS MATERIAL. Landlord represents and warrants to Tenant that, to the best of Landlord’s knowledge, there is no “Hazardous Material” (as defined below) on, in, or under the Premises as of the Commencement Date except as otherwise disclosed to Tenant in writing before the execution of this Lease. If there is any Hazardous Material on, in, or under the Premises as of the Commencement Date which has been or thereafter becomes unlawfully released through no fault of Tenant, then Landlord shall indemnify, defend and hold Tenant harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including without limitation sums paid in settlement of claims, attorneys’ fees, consultant fees and expert fees, incurred or suffered by Tenant either during or after the Lease term as the result of such contamination.

Tenant shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or about, or disposed of on the Premises by Tenant, its agents, employees, contractors or invitees, except in strict compliance with all applicable federal, state and local laws, regulations, codes and ordinances. If Tenant breaches the obligations stated in the preceding sentence, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including, without limitation, diminution in the value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, or elsewhere, damages arising from any adverse impact on marketing of space at the Premises, and sums paid in settlement of claims, attorneys’ fees, consultant fees and expert fees incurred or suffered by Landlord either during or after the Lease term. These indemnifications by Landlord and Tenant include, without limitation, costs incurred in connection with any investigation of

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 14 of 21

site conditions or any clean-up, remedial, removal or restoration work, whether or not required by any federal, state or local governmental agency or political subdivision, because of Hazardous Material present in the Premises, or in soil or ground water on or under the Premises. Tenant shall immediately notify Landlord of any inquiry, investigation or notice that Tenant may receive from any third party regarding the actual or suspected presence of Hazardous Material on the Premises.

Without limiting the foregoing, if the presence of any Hazardous Material brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, results in any unlawful release of Hazardous Materials on the Premises or any other property, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Premises or any other property, to the condition existing prior to the release of any such Hazardous Material; provided that Landlord’s approval of such actions shall first be obtained, which approval may be withheld at Landlord’s sole discretion.

As used herein, the term “Hazardous Material” means any hazardous, dangerous, toxic or harmful substance, material or waste including biomedical waste which is or becomes regulated by any local governmental authority, the State of Washington or the United States Government, due to its potential harm to the health, safety or welfare of humans or the environment. The provisions of this Section 31 shall survive expiration or termination of this Lease.

32.	QUIET ENJOYMENT. So long as Tenant pays the Rent and performs all of its obligations in this Lease, Tenant’s possession of the Premises will not be disturbed by Landlord or anyone claiming by, through or under Landlord, or by the holders of any Landlord’s Mortgage or any successor thereto.

33.	GENERAL.

a. Heirs and Assigns. This Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

b. Brokers’ Fees. Tenant represents and warrants to Landlord that it has not engaged any broker, finder or other person who would be entitled to any commission or fees for the negotiation, execution, or delivery of this Lease other than as disclosed elsewhere in this Lease. Tenant shall indemnify and hold Landlord harmless against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant. This subparagraph shall not apply to brokers with whom Landlord has an express written brokerage agreement.

c. Entire Agreement. This Lease contains all of the covenants and agreements between Landlord and Tenant relating to the Premises. No prior or contemporaneous agreements or understanding pertaining to the Lease shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

d. Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Lease.

e. Force Majeure. Time periods for either party’s performance under any provisions of this Lease (excluding payment of Rent) shall be extended for periods of time during which the party’s performance is prevented due to circumstances beyond such party’s control, including without limitation, fires, floods, earthquakes, lockouts, strikes, embargoes, governmental regulations, acts of God, public enemy, war or other strife.

f. Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Washington.

g. Memorandum of Lease. Except for the pages containing the Commission Agreement, the parties signatures and attached Exhibits A and B, this Lease shall not be recorded. However, Landlord and Tenant shall, at the other’s request, execute and record a memorandum of Lease in recordable form that identifies Landlord and Tenant, the commencement and expiration dates of the Lease, and the legal description of the Premises as set forth on attached Exhibit B.

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 15 of 21

h. Submission of Lease Form Not an Offer. One party’s submission of this Lease to the other for review shall not constitute an offer to lease the Premises. This Lease shall not become effective and binding upon Landlord and Tenant until it has been fully signed by both Landlord and Tenant.

i. No Light, Air or View Easement. Tenant has not been granted an easement or other right for light, air or view to or from the Premises. Any diminution or shutting off of light, air or view by any structure which may be erected on or adjacent to the Building shall in no way effect this Lease or the obligations of Tenant hereunder or impose any liability on Landlord.

j. Authority of Parties. Any individual signing this Lease on behalf of an entity represents and warrants to the other that such individual has authority to do so and, upon such individual’s execution, that this Lease shall be binding upon and enforceable against the party on behalf of whom such individual is signing.

34.	EXHIBITS AND RIDERS. The following exhibits and riders are made a part of this Lease:

Exhibit A        Floor Plan Outline of the Premises

Exhibit B        Legal Description

Exhibit C        Tenant Improvement Schedule

CHECK THE BOX FOR ANY OF THE FOLLOWING THAT WILL APPLY. ANY RIDERS CHECKED SHALL BE EFFECTIVE ONLY UPON BEING INITIALED BY THE PARTIES AND ATTACHED TO THE LEASE. CAPITALIZED TERMS USED IN THE RIDERS SHALL HAVE THE MEANING GIVEN TO THEM IN THE LEASE.

☒	Rent Rider
☐	Retail Use Rider
☐	Arbitration Rider
☐	Limitation on Landlord’s Liability Rider
☐	Guaranty of Tenant’s Lease Obligations Rider
☒	Parking Rider
☒	Option to Extend Rider
☐	Rules and Regulations

35.	AGENCY DISCLOSURE. At the signing of this Lease,

Landlord’s Agent Chris Langer of Broderick Group, Inc.

(Insert name of Licensee and Company name as licensed)

represented Landlord

(Insert Landlord, Tenant, both Landlord and Tenant, or neither Landlord nor Tenant)

and Tenant’s Licensee Sean Barnes of The Staubach Company

(Insert name of Licensee and Company name as licensed)

represented Tenant

(Insert Landlord, Tenant, both Landlord and Tenant, or neither Landlord nor Tenant)

If Tenant’s Licensee and Landlord’s Agent are different salespersons affiliated with the same Broker, then both Tenant and Landlord confirm their consent to that Broker acting as a dual agent. If Tenant’s Licensee and Landlord’s Agent are the same salesperson representing both parties, then both Landlord and Tenant confirm their consent to that salesperson and his/her Broker acting as dual agents. If Tenant’s Licensee, Landlord’s Agent, or their Broker are dual agents, Landlord and Tenant consent to Tenant’s Licensee, Landlord’s Agent and their Broker being compensated based on a percentage of the rent or as otherwise disclosed on an attached addendum. Neither Tenant’s Licensee, Landlord’s Agent or their Broker are receiving compensation from more than one party to this transaction unless otherwise disclosed on an attached addendum, in which case Landlord and

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 16 of 21

Tenant consent to such compensation. Landlord and Tenant confirm receipt of the pamphlet entitled “The Law of Real Estate Agency.”

36.	COMMISSION AGREEMENT. Landlord agrees to pay a commission to Landlord’s Broker (identified in the Agency Disclosure paragraph above) as follows:

☐	$ __________

☐	___________ % of the gross rent payable pursuant to the Lease

☒	$ 7.50 per square foot of the premises LEASED FOR THE PRIMARY LEASE TERM.

☐	Other _______.

~~Landlord’s Broker ☐ shall ☐shall not (shall not if not filled in) be entitled to a commission upon the extension by Tenant of the Lease term pursuant to any right reserved to Tenant under the Lease calculated ☐ as provided above or ☐ as follows             (if no box is checked, as provided above). Landlord’s Broker ☐ shall ☐ shall not (shall not if not filled in) be entitled to a commission upon any expansion of Premises pursuant to any right reserved to Tenant under the Lease, calculated ☐ as provided above or ☐ as follows             (if no box is checked, as provided above).~~

Any commission shall be earned upon occupancy of the Premises by Tenant, and paid one-half upon execution of the Lease and one-half upon occupancy of the Premises by Tenant. Landlord’s Broker shall pay to Tenant’s Broker (identified in the Agency Disclosure paragraph above) the amount stated in a separate agreement between them or, if there is no agreement, $ 5.00 per square foot /             % (complete only one) of any commission paid to Landlord’s Broker, within five (5) days after receipt by Landlord’s Broker.

If any other lease or sale is entered into between Landlord and Tenant pursuant to a right reserved to Tenant under the Lease, Landlord ☒ shall ☐ shall not (shall not if not filled in) pay an additional commission according to any commission agreement or, in the absence of one, according to the commission schedule of Landlord’s Broker in effect as of the execution of this Lease. Landlord’s successor shall be obligated to pay any unpaid commissions upon any transfer of this Lease and any such transfer shall not release the transferor from liability to pay such commissions.

37.	BROKER PROVISIONS

LANDLORD’S AGENT, TENANT’S LICENSEE AND THEIR BROKERS HAVE MADE NO REPRESENTATIONS OR WARRANTIES CONCERNING THE PREMISES, THE MEANING OF THE TERMS AND CONDITIONS OF THIS LEASE, LANDLORD’S OR TENANT’S FINANCIAL STANDING, ZONING, COMPLIANCE OF THE PREMISES WITH APPLICABLE LAWS, SERVICE OR CAPACITY OF UTILITIES, OPERATING EXPENSES, OR HAZARDOUS MATERIALS. LANDLORD AND TENANT ARE EACH ADVISED TO SEEK INDEPENDENT LEGAL ADVICE ON THESE AND OTHER MATTERS ARISING UNDER THIS LEASE.

IN WITNESS WHEREOF this Lease has been executed the date and year first above written.

LANDLORD:	TENANT:

LANDLORD:	TENANT:

BY:	BY:

ITS:	ITS:

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 17 of 21

STATE OF WASHINGTON	)
) ss.
COUNTY OF ______________________________	)

I certify that I know or have satisfactory evidence that ________________________________ is the person who appeared before me and said person acknowledged that ________________________________ signed this instrument, on oath stated that _________________________________________________________ was authorized to execute the instrument and acknowledged it as the ______________________________ of ______________________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: ___________________ , _______ .

(Seal or stamp)	__________________________________
Printed Name: _______________________
NOTARY PUBLIC in and for the State
of Washington, residing at ______________
My Commission expires: ________________

STATE OF WASHINGTON	)
) ss.
COUNTY OF _____________________________	)

I certify that I know or have satisfactory evidence that ________________________________ is the person who appeared before me and said person acknowledged that ________________________________ signed this instrument, on oath stated that _________________________________________________________ was authorized to execute the instrument and acknowledged it as the ______________________________ of ______________________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: ___________________ , _______ .

(Seal or stamp)	__________________________________
Printed Name: _______________________
NOTARY PUBLIC in and for the State
of Washington, residing at ______________
My Commission expires: ________________

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 18 of 21

STATE OF WASHINGTON	)
) ss.
COUNTY OF _________________________	)

I certify that I know or have satisfactory evidence that ________________________________ is the person who appeared before me and said person acknowledged that ________________________________ signed this instrument, on oath stated that _________________________________________________________ was authorized to execute the instrument and acknowledged it as the ______________________________ of ______________________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: ___________________ , _______ .

(Seal or stamp)	__________________________________
Printed Name: _______________________
NOTARY PUBLIC in and for the State
of Washington, residing at ______________
My Commission expires: ________________

STATE OF WASHINGTON	)
) ss.
COUNTY OF _________________________	)

I certify that I know or have satisfactory evidence that ________________________________ is the person who appeared before me and said person acknowledged that ________________________________ signed this instrument, on oath stated that _________________________________________________________ was authorized to execute the instrument and acknowledged it as the ______________________________ of ______________________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: ___________________ , _______ .

(Seal or stamp)	__________________________________
Printed Name: _______________________
NOTARY PUBLIC in and for the State
of Washington, residing at ______________
My Commission expires: ________________

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03

EXHIBIT A

[Outline of the Premises]

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 20 of 21

EXHIBIT B

[Legal Description]

The land referred to in this commitment is situated in State of Washington, and described as follows:

Lot 1 of King County Short Plat Number R278020 (Rev), according to the short plat recorded as Recording Number 8902210369, being a revision of short plat recorded under Recording Number 7906250983; said short plat being a portion of southeast quarter of the northwest quarter of Section 27, Township 26, Range 5 East, W.M., in King County, Washington;

TOGETHER WITH an easement for ingress and egress created by easement agreement recorded under Recording Number 8302280506;

EXCEPT that portion thereof lying within said Lots 1 and 2.

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

LEASE AGREEMENT	CBA Form MT- LS
(Multi-Tenant Form - Continued)	Multi-Tenant Lease Agreement
Rev. 1/03
Page 21 of 21

EXHIBIT C

[Tenant Improvement Schedule]

Per attached Exhibit “C” - Construction Agreement.

EXHIBIT “C”

CONSTRUCTION AGREEMENT

(Improvement Allowance/Tenant Performs the Work)

1. Acceptance of Premises. Except as set forth in this Exhibit, Tenant accepts the Premises in their “AS-IS” condition on the date that this Lease is entered into.

2. Space Plans. On or before January 1, 2006; Tenant shall deliver to Landlord a space plan prepared by Connell Design or another design consultant chosen by Tenant and reasonably acceptable to Landlord (the “Architect”) depicting improvements to be installed in the Premises (the “Space Plans”). Landlord shall notify Tenant whether it approves of the submitted Space Plans within five (5) business days after Tenant’s submission thereof. If Landlord disapproves of such Space Plans, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within three (3) business days after such notice, revise such Space Plans in accordance with Landlord’s objections and resubmit same to Landlord for its review and approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted Space Plans within three (3) business days after its receipt thereof. This process shall be repeated until the Space Plans have been finally approved by Landlord and Tenant. Landlord’s approval of the Space Plans shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any Law, but shall merely be the consent of Landlord thereto.

3. Drawings. Tenant shall cause its Architect to prepare all plans and specifications (the “Drawings”) necessary to construct the interior improvements of the Premises (the “Improvements”). The Drawings shall include, without limitation, the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable Laws. The Drawings shall be delivered to Landlord for its approval as soon as reasonably practicable after the execution of this Lease, but in no event later than the tenth (10th) day following the date on which the Space Plans are approved by Landlord (the “Drawings Delivery Deadline”). Landlord shall notify Landlord whether it approves of the submitted Drawings within seven (7) days after Tenant’s submission thereof. If Landlord disapproves of such Drawings, then Landlord shall notify Tenant thereof specifying in detail the reasons for such disapproval, in which case, Tenant shall correct the submitted Drawings and deliver them to Landlord for its approval within ten (10) days after Tenant receives Landlord’s notice disapproving the submitted drawings. Landlord shall have five (5) days to approve or disapprove any resubmitted Drawings, and Tenant shall have five (5) days to correct any such resubmitted Drawings disapproved by Landlord. This process shall be repeated until the Drawings have been finally approved. If Landlord fails to notify Tenant that it approves of the initial Drawings within seven (7) days or any resubmitted Drawings within five (5) days after the submission thereof, then Landlord shall be deemed to have approved the Drawings. Landlord’s approval of such Drawings shall not be unreasonably withheld, provided that (1) they comply with all Laws, (2) the improvements depicted thereon do not adversely affect (in the reasonable

1

discretion of Landlord) the Building’s Structure, HVAC System, life-safety, plumbing, electrical, and mechanical systems, the exterior appearance of the Building, or the appearance of the Building’s common areas or elevator lobby areas (if any), (3) the Drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (4) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). Landlord’s approval of the Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any Law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord’s request, sign the Working Drawings to evidence its review and approval thereof.

4. Bidding of Work. Prior to commencing the construction of the Improvements (the “Work”), Tenant shall competitively bid the Work to a minimum of three (3) contractors approved by Landlord. Landlord and Tenant shall agree on the selection of the qualified bidder to perform the Work.

5. Construction of Improvements. Tenant shall diligently construct the Improvements in accordance with the Drawings in a good and workmanlike manner using first quality, new materials and meet or exceed those standards or qualities presently performed or installed in the Building and in compliance with Laws (including the ADA to the extent applicable) and shall obtain all permits, licenses, and all other governmental improvements requisite for the construction thereof. Tenant’s Work shall be subject to the inspection and approval of Landlord. Such inspection shall be for Landlord’s sole benefit and shall in no event be construed as any benefit to, nor may Tenant rely on same. Tenant will assign to Landlord all assignable contractor and manufacturer warranties it receives in connection with the construction of the Improvements. In no event shall Tenant’s failure to timely complete the Work result in any delay in the Commencement Date set forth in Section 1(b) of the Lease.

6. Tenant’s Insurance. In connection with the construction of the Work by Tenant, Tenant shall secure, pay for and maintain (or cause its contractor to secure, pay for and maintain) during the construction, the following insurance and in the amounts as set forth below:

(a) commercial general liability insurance in amounts of $3,000,000 per occurrence, which shall apply on a per location basis;

(b) comprehensive general automobile liability insurance covering any owned, non-owned, leased, rented or borrowed vehicles of Tenant with limits no less than $3,000,000 combined single limit for property damage and bodily injury;

(c) worker’s compensation insurance in amounts not less than statutorily required; and

(d) Builder’s Risk insurance.

Such insurance policies shall name Landlord as an additional insured and shall provide that no change or cancellation of coverage shall be undertaken without thirty (30) days’ prior written

2

notice to Landlord. Tenant or Tenant’s contractor shall furnish to Landlord, certificates of such insurance prior to commencing the Work.

7. Excess Costs. The entire cost of performing the Work (including design of the Improvements and preparation of the Drawings; preparation of the Space Plans; costs of construction labor and materials; permits; electrical usage during construction; additional janitorial services; distribution and/or relocation of sprinklers, electrical, mechanical, lights and HVAC per the Drawings; related taxes and insurance costs; construction management and supervision fee; costs for separate metering of utilities as set forth in Section 8 of the Lease; and any other fees or costs associated with the Tenant Improvement Work, all of which costs are herein collectively called the “Total Construction Costs”) in excess of the Improvement Allowance shall be paid by Tenant.

8. Improvement Allowance. Landlord shall provide to Tenant a construction allowance not to exceed $18.00 per rentable square foot in the Premises (the “Improvement Allowance”) to be applied toward the Total Construction Costs. The Construction Allowance shall not be disbursed to Tenant in cash, but shall be applied by Landlord to the payment of the Total Construction Costs, if, as, and when the cost of the Work is actually incurred and invoices are provided to Landlord by Tenant. In the event the cost of the construction of the Improvements does not exceed the Improvement Allowance, Tenant may spend such unused portion of the Improvement Allowance up to a maximum amount of $2.50 per Rentable Square Foot of the Premises on phone and data cabling and/or other phone costs. All other work required to construct the Improvements (the “Additional Work”) shall be performed at Tenant’s expense. The Improvement Allowance must be used within six (6) months following the Commencement Date or shall be deemed forfeited with no further obligation by Landlord with respect thereto.

3

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

RENT RIDER	CBA Form RR
Rent Rider
Rev. 12/99
Page 1 of 1

Landlord and Tenant should complete only those provisions below which apply. Any provision below which is not completed shall not apply to the Lease.

1.	BASE MONTHLY RENT SCHEDULE. Tenant shall pay Landlord base monthly rent during the Lease Term according to the following schedule:

Lease Year (Stated in Years or Months)	Base Monthly Rent Amount
Months 1-4	$No Base Rent
Months 5-16	$12.25/SF/year NNN
Months 17-28	$13.00/SF/year NNN
Months 29-40	$13.75/SF/year NNN
Months 41-52	$14.50/SF/year NNN
MONTHS 53-64	$15.25/SF/YEAR NNN

~~2.~~	~~CONSUMER PRICE INDEX ADJUSTMENT ON BASE MONTHLY RENT. The~~ b~~ase monthly rent ☐shall shall not (shall not if not filled in) be increased on the first day of the second Lease Year and on the first day of each Lease Year thereafter (except the Commencement Date and the first day of any extension term) in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (all items for the geographical Statistical Area in which the Premises is located on the basis of 1982-1984 equals 100) (the “Index”). The base monthly rent payable immediately prior to each adjustment date shall be increased by the percentage that the Index published for the date nearest preceding the adjustment date has increased over the Index published for the date nearest preceding the first day of the Lease Year from which the adjustment is being measured. Upon the calculation of each increase, Landlord shall notify Tenant of the new base monthly rent payable hereunder. Within twenty (20) days of the date of Landlord’s notice, Tenant shall pay the deficiency in any Rent paid for a period following the subject adjustment date and shall thereafter pay the increased Rent until receiving the next notice of increase from Landlord. If the components of the Index are materially changed after the Commencement Date, or if the Index is discontinued during the Lease Term, Landlord shall notify Tenant of a substitute published index which, in Landlord’s reasonable discretion, approximates the Index and use the substitute index to make subsequent adjustments.~~

Landlord’s Initials:	Tenant’s Initials:

Landlord’s Initials:	Tenant’s Initials:

© Copyright 1995
Commercial Brokers Association
ALL RIGHTS RESERVED
PARKING RIDER
CBA Text Disclaimer: Text deleted by licensee indicated by strike.	CBA Form PR
New text inserted by licensee indicated by small capital letters.	Rev’d 3/95
Page 1 of 1

Tenant’s right to park on the Property shall be as follows (check one):

☐	Tenant shall be entitled to use parking stalls in the Building or other designated parking area on a (check one) ☐ reserved ☐ unreserved (unreserved, if not completed) basis at the prevailing monthly rate as established by Landlord from time to time. Tenant shall comply with the reasonable rules and regulations which Landlord or its garage operator may adopt from time to time for the safe and orderly operation of the parking areas.

☒	Tenant and its customers shall be entitled to share parking, BASED ON THREE (3) STALLS PER 1,000 RENTABLE SQUARE FEET, with Landlord’s other tenants and their customers at the designated parking areas for the Property at no charge. Tenant shall comply and shall be responsible for the compliance of its customers with the terms of the Lease and any riders and any reasonable rules and regulations adopted by Landlord from time to time for the safe and orderly sharing of parking.

Landlord’s Initials:	Tenant’s Initials:

Landlord’s Initials:	Tenant’s Initials:

© Copyright 1999
Commercial Brokers Association
All Rights Reserved

CBA Form No. OR
OPTION TO EXTEND RIDER	Option to Extend Rider
CBA Text Disclaimer: Text deleted by licensee indicated by strike.	Rev. 12/99
New text inserted by licensee indicated by small capital letters.	Page 1 of 1

Provided Tenant is not in default at the time of exercise or upon the commencement of any extension term, Tenant shall have (if not completed, zero) One (1) successive options to extend the term of this Lease for Three (3) years each. Tenant shall exercise each option by delivering written notice to Landlord not less than one hundred eighty (180) days prior to the expiration of the then current Lease term. Upon the exercise of any option, the term of this Lease shall be extended for the period of the subject option upon all of the same terms, conditions and covenants as set forth herein, except for the amount of the base monthly rental stated in the Lease, which shall be increased or decreased to the amount of fair market rental for the Premises. If Landlord and Tenant are not able to agree on the amount of fair market rental within thirty (30) days after the date Tenant exercises its extension option in each case, then the parties shall submit the determination of the fair market rental value of the Premises to binding arbitration. If Landlord and Tenant are not able to agree upon a single arbitrator within thirty (30) days after the expiration of the prior 30 day negotiating period, then during the following ten (10) day period, Landlord and Tenant shall each designate an expert, who shall be a licensed MAI appraiser or a commercial real estate agent with at least five (5) years experience in the commercial leasing market in which the Premises are located. The two experts so selected shall appoint an arbitrator similarly qualified, whose determination of fair market rental value shall be binding upon Landlord and Tenant. Each party shall bear their own expenses of the arbitration except that the cost of the arbitrator shall be paid by the party whose final offer of fair market rent during the thirty (30) day negotiation period is farthest from the amount determined by the arbitrator.

Landlord’s Initials:	Tenant’s Initials:

Landlord’s Initials:	Tenant’s Initials:

ADDENDUM/AMENDMENT TO

LEASE AGREEMENT

The following is part of the Lease Agreement dated November    , 2005 between Mastro Willows II, LLC (“Landlord”) and SAFLINK Corporation (“Tenant”) regarding the Lease of the Property known as: Willows 124B, 12413 Willows Road NE, Suite 300, Kirkland, WA 98033.

ADDITIONAL TERMS AND CONDITIONS:

Early Occupancy: Landlord shall grant Tenant an Early Access period of Sixty (60) days prior to commencement for the installation of furniture, fixtures, phones and equipment. Landlord shall not restrict Tenant’s reasonable access to the Premises prior to the Early Occupancy period to meet with vendors, contractors, etc.

Tenant Improvement Allowance: Landlord shall provide a Tenant Improvement Allowance of $18.00 per rentable square foot.

Termination Option: Tenant shall have a one-time right to terminate the Lease effective at the end of month Forty (40) of the Initial Lease Term, by giving Landlord Nine (9) months prior written notice of its intent to terminate the lease. Tenant shall pay, as a termination fee; (1) the balance of all unamortized tenant improvements, real estate commissions and free rent to be amortized on a straight-line basis over the primary lease term and using an interest rate of 8.0%, and Six (6) months base rent.

Signage: Landlord, at its own cost and expense, shall provide Tenant, building directory and driveway signage. Tenant shall have the right, at its own cost and expense and subject to City of Kirkland and Landlord approval which shall not be unnecessarily withheld, to install exterior building signage on the property.

Security: Tenant reserves the right to install its own security system. Landlord shall grant Tenant the right to utilize and relocate to the 3rd floor, the security camera system in the building.

Right of First Refusal: Landlord shall grant Tenant a Right of First Refusal (“ROFR”) for all available space or space that becomes available on the Second Floor of the building. Tenant shall receive a notice period of five (5) business days in which to respond to Landlord and confirm or deny Tenant’s intent to exercise its ROFR. The terms of the ROFR shall be the same as those agreed to between Landlord and a prospective tenant in an “arms length” transaction.

Server/Wire Room: Tenant shall have access to wire/cable room located on the second (2nd) floor of Building prior to Lease Commencement to coordinate relocating/reterminating all existing cabling.

ALL OTHER TERMS AND CONDITIONS of said Agreement remain unchanged.

INITIALS:	Tenant:	Date:	Landlord:	Date:
	Tenant:	Date:	Landlord:	Date: